EXHIBIT 25
                                  POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Andrew C. Cruce and Christopher J. Amenson, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


SIGNATURE                    TITLE                              DATE


/s/ Andrew C. Cruce          Chairman of the Board,        September 16, 1996
- -------------------------    Chief Executive Officer,      -------------------
Andrew C. Cruce              Treasurer & Director


/s/ Christopher J. Amenson   President, Chief Operating    September 16, 1996
- -------------------------    Officer & Director            -------------------
Christopher J. Amenson


/s/ Scott A. Alexander       Vice President, Secretary &   September 17, 1996
- -------------------------    Director                      -------------------
Scott A. Alexander


/s/ James E. Dixon           Vice President, Finance &     September 14, 1996
- -------------------------    Administration                -------------------
James E. Dixon


/s/ William J. Becker        Director                      September 20, 1996
- -------------------------                                  -------------------
William J. Becker


/s/ Lawrence A. Bennigson    Director                      September 24, 1996
- -------------------------                                  -------------------
Lawrence A. Bennigson


                             Director
- -------------------------                                  -------------------
A. Wade Black


                             Director
- ------------------------                                   -------------------
Joseph N. Najjar, Jr.